

The Marygold Companies, Inc.*

MGLD: NYSE American

A global holding company, building shareholder value through acquisition, development and operation of a diverse portfolio of wholly-owned subsidiaries.

August 2022

**Formerly known as Concierge Technologies, Inc. prior to corporate name change in March 2022.*

Disclaimer and Cautionary Note on Forward Looking Statements

This presentation of The Marygold Companies, Inc. (the "Company," "we," "us," or "our") includes "forward-looking statements" intended to qualify for the Safe Harbor from liability, established by the Private Securities Litigation Reform Act of 1995. Such statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management team, are inherently uncertain. A more complete description of risks and uncertainties can be found in the Company's filings with the U.S. Securities and Exchange Commission, available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that additional updates will be made with respect to those or other forward-looking statements.



The Marygold Companies:
Overview

We are focused on identifying, acquiring and operating mature, profitable companies with management teams in place and sustainable business plans.

$40M
Revenue – FY 2021

9
Wholly Owned Operating Subsidiaries

$7.6M
2021 Pre-tax income

114
Employees globally

- **Current corporate structure** and leadership team formed in 2015
- **Shares traded:** NYSE American: MGLD
- **Shares outstanding:** 40.4 million common stock
- **Fiscal year-end:** June 30

Strategic Approach to Corporate Growth

1

Acquire diverse businesses to mitigate dependence on single segment.

2

Buy established, profitable companies with experienced management teams and what we believe to be sustainable business models.

3

Pay a fair price and reward our new employees with performance-based incentives. Reinvest profits to growth initiatives within the sector.

4

Think outside the box. Explore emerging technologies or opportunities that suit our collective skillsets.



Our Subsidiaries and Brands

Marygold & Co. (U.S. and U.K.)

Mobile fin-tech application planned for launch in 2022

Tiger Financial & Asset Management Limited

USCF Asset Management

Asset manager of exchange-traded products (ETPs) and exchange-traded funds (ETFs)

Gourmet Foods Ltd.

Commercial-scale baker of nationally recognized products in New Zealand

Brigadier Security Systems

Comprehensive security solutions provider in Canada

Original Sprout

Branded manufacturer of non-toxic hair and skin products

Printstock Products Ltd.

Specialty printer of wrappers and other food good packaging and labeling products

Gourmet Foods

New Zealand

Approximately 21% of total MGLD 2021 revenues.

Manufactures and distributes New Zealand meat pies on a commercial scale from facilities located in Tauranga. Gourmet Foods' wholly owned New Zealand subsidiary, Printstock Products Limited, based in Napier, New Zealand, prints specialty wrappers for the food industry in New Zealand and Australia.

$8.3M	32%	$3M
Net Revenues – FY 2021	Gross margin – FY 2021	In additional FY 2021 revenues attributable to Printstock acquisition

Significant Gourmet Foods customers include:

BRIGADIER SECURITY SYSTEMS

Brigadier Security Systems

Saskatchewan, Canada

Approximately 7% of total MGLD 2021 revenues.

Brigadier Security Systems, founded in 1985, is a leading electronic security company in the province of Saskatchewan. Brigadier has offices in the urban areas of Saskatchewan, operating as Brigadier Security in Saskatoon, and as Elite Security in Regina.

$2.7M	53%	135
Net Revenues – FY 2021	Gross margin – FY 2021	Years of combined industry experience

Provides:

Access control – Camera systems – Fire alarm monitoring panels – Intrusion alarms

Serving:

Homes – Businesses – Government offices – Schools – Public buildings

Certified in the following manufacturers' products:

Honeywell SECURITY — Panasonic — AVIGILON™ — Kantech

Original Sprout

Worry-Free Luxury



Original Sprout
CLASSIC CURL CALMER

Full line of products found at:
https://originalsprout.com

Original Sprout

San Clemente, California

Approximately 9% of total MGLD 2021 revenues.

Formulates and packages hair and skin care products that are 100% vegan, tested safe and non-toxic, and marketed globally through distribution networks to salons, resorts, grocery stores, health food stores, e-tail sites and on the Company's website.

$3.8M
Net Revenues – FY 2021

40%
Gross margin – FY 2021

Global distribution:

Malaysia – Singapore – Canada – England – Turkey – Mexico
New Zealand – China – Dubai – E.U. and others

U.S. Retail Presence

LASSENS NATURAL FOODS & VITAMINS – TARGET – Walt Disney – WHOLE FOODS MARKET – SPROUTS FARMERS MARKET

E-commerce channels

amazon – Walmart – COSTCO WHOLESALE

USCF

INVEST IN WHAT'S REAL

USCF Investments

Walnut Creek, California

Approximately 63% of total MGLD 2021 revenues.

Comprises United States Commodity Funds LLC ("USCF") and USCF Advisers LLC ("USCF Advisers"), each of which manages, operates or is an investment advisor to exchange traded funds (ETFs) listed on the NYSE Arca. Earns monthly management/advisory fees based on agreements with each fund.

$25M	~$4.4B*	11
FY2021 Revenues	Assets under management	Total exchange traded products

Exchange Traded Funds

Commodity	
SDCI	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund
GLDX	USCF Gold Strategy Plus Income Fund
Equity	
UMI	USCF Midstream Energy Income Fund

Exchange Traded Products

Broad Commodity	
USCI	United States Commodity Index Fund
Single Commodity	
OIL	
USO	United States Oil Fund
USL	United States 12 Month Oil
BNO	Fund United States Brent Oil Fund
NATURAL GAS	
UNG	United States Natural Gas Fund
UNL	United States 12 Month Natural Gas Fund
GASOLINE	
UGA	United States Gasoline Fund
METALS	
CPER	United States Copper Index Fund

** Assets under management as of March 31, 2022.*





Like a 24-hour banker on your phone

A financial technology company transforming mobile banking, payments, and investing

Marygold & Co.

Denver, Colorado

Founded in 2019, with development costs funded by the parent company, Marygold & Co.'s goal is to enter the fintech sector with a proprietary mobile banking app, currently in latter stages of development, offering free FDIC-insured accounts. Marygold intends to provide a secure means to send, receive, spend and save, with the additional ability to send money to anyone, even if recipient does not have the Marygold app.

More than one way to pay

The app will feature following payment methods:
Traditional Credit/Debit Card – Smart Watch
Smart Phone – E-fob

- Receive a free Marygold & Co. Debit Mastercard®
- PayAnyone capabilities
- No unexpected banking fees
- FDIC-insured Spend Now Checking and Money Pool Savings Accounts
- No minimums, no credit checks required
- Contactless payments
- Split bill features
- Earn interest on both Spend Now Checking and Money Pool Savings Accounts



What We Envision for Marygold & Co.

2023

We know there is no shortage of competition, and more coming, but the market is large and diverse.

Our initial focus will be on the **FIRE** and **HENRY** groups who have interests that our app specifically addresses. With abilities to pay anyone, create investments through money pools, earn interest on cash balances, use card or wearables for PoP transactions if desired, authorize family member users with their own limits and monitoring features; and all with embedded state of technology security features, we plan to attract a significant number of subscribers to our platform through social media.

There are currently more than 10,000 individuals on our waitlist to download the app.





Contactless Debit Mastercard
Bonuses & Rewards for all accounts
37,000 Surcharge Free MoneyPass ATM's Nationwide
Marygold & Co.
Pay Anyone in the US for Free with their Mobile Number or Email
Get Paid Up to 2 Days Early
Customizable Security Dashboard

Marygold Competitive Advantages

- In-house engineering team enables reduced development costs
- Low overhead means higher margins – quicker path to profitability
- Proprietary software allows flexibility and scalability
- Not reliant on third-party vendors for app updates and debugging

Marygold Advisory Services

- SEC-registered investment advisor
- Will provide "Money Pools" with balanced portfolios in accordance with user selected risk tolerance

Initial launch will be to those on the wait list. Full commercial launch and marketing campaign to commence in 2023



Tiger Financial & Asset Management Limited

Marygold & Co. (U.K.)

London, England

Formed in 2021 as a vehicle to complete targeted acquisitions in U.K. Parent company capitalized Marygold & Co. (UK) with approximately £2 million from existing cash-flow to acquire *Tiger Financial and Asset Management Limited* in England, an FCA-certified asset manager and investment advisor, established in 2007, with approximately £45M in AUM.

	Acquisition cost
AUM £ 45M*	**US$2.3M**

Growth Initiatives

- ✓ Bring existing financial asset management expertise of Company management to significantly grow AUM
- ✓ Drive modernization by introducing the Marygold technology platform to the legacy business

Expected Transaction Results

- ✓ Existing management is remaining on staff, with executive management, of Marygold & Co (UK) assuming leadership
- ✓ With Tiger as a profitable certified asset manager/investment advisor, Marygold & Co. (UK) will establish U.K. banking partnerships to offer mobile app services as provided through Marygold & Co. platform.

** Assets under management as of March 31, 2022.*

History of Growth

The Company has continually grown in every category since 2016.

The Financial Services segment contributes approximately half of the consolidated revenues. Revenues at USCF are determined by the level of AUM.

Diversification into other sectors provides sustainable and growing revenues, regardless of the level of AUM at USCF.


The Marygold Companies, Inc.
(FY 2016-2021)
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2016
2017
2018
2019
2020
2021
Revenues
Income
Shareholder Equity
Assets
Cash


The Marygold Companies, Inc. Revenue by Subsidiary
(FY 2016-2021)
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2016
2017
2018
2019
2020
2021
USCF
Brigadier
Original Sprout
Gourmet Foods

Financial Statements

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - USD ($)

	9 Months Ended (unaudited)		12 Months Ended (audited)	
	Mar. 31, 2022	Mar. 31, 2021	Jun. 30, 2021	Jun. 30, 2020
Net revenue				
Fund management - related party	$ 17,226969	$ 19,182,801	$ 25,169,182	$ 15,459,061
Net revenue	27,963,824	30,255,370	39,904,448	26,748,988
Cost of revenue	7,132,249	7,121,339	9,290,616	6,483,171
Gross profit	**20,831,575**	**23,134,031**	**30,613,832**	**20,265,817**
Operating expense				
Total operating expenses	20,110,757	16,489,499	23,195,355	18,349,790
Income from operations	**720,818**	**6,644,532**	**7,418,477**	**1,916,027**
Other (expense) income:				
Total other income, net	35,286	195,253	216,424	420,336
Income before income taxes	756,104	6,839,785	7,634,901	2,336,363
Provision of income taxes	(743,628)	(1,685,754)	(1,785,458)	(562,962)
Net income	**$ 12,476**	**$ 5,154,031**	**$ 5,849,443**	**$ 1,773,401**
Weighted average shares of common stock				
Basic and diluted	38,561,536	37,473,159	38,473,159	38,451,164
Net income per share				
Basic	$ 0.00	$ 0.13	$ 0.15	$ 0.05

CONSOLIDATED BALANCE SHEETS - USD ($)

	Mar. 31, 2022	Mar. 31, 2021	Jun. 30, 2021	Jun. 30, 2020
CURRENT ASSETS	(unaudited)		(audited)	
Cash and cash equivalents	$ 16,180,701	$ 14,263,287	$ 16,072,955	$ 9,813,188
Other current assets	10,237,250	8,021,246	8,036,180	7,785,614
Total current assets	**26,417,951**	**22,284,533**	**24,109,135**	**17,598,802**
Other assets, long - term	7,652,135	7,689,090	7,398,545	6,692,117
Total assets	**34,070,086**	**29,973,623**	**31,507,680**	**24,290,919**
CURRENT LIABILITIES				
Total current liabilities	**4,211,698**	**3,290,520**	**5,064,223**	**3,605,599**
LONG-TERM LIABILITIES				
Total long-term liabilities	**1,596,204**	**2,026,348**	**1,156,793**	**1,535,424**
Total liabilities	**5,807,902**	**5,316,868**	**6,221,016**	**5,141,023**
STOCKHOLDERS' EQUITY				
Total stockholders' equity	**28,262,184**	**24,656,755**	**25,286,664**	**19,149,896**
Total liabilities and stockholders' equity	**$ 34,070,086**	**$ 29,973,623**	**$ 31,507,680**	**$ 24,290,919**

CAPITALIZATION TABLE

	6 Months Ended		12 Months Ended	
	Mar. 31, 2022	Mar. 31, 2021	Jun. 30, 2021	Jun. 30, 2020
Common Stock Issued and Outstanding	39,383,459	37,485,959	37,485,959	37,412,519
Shares underlying Series B Convertible Preferred Stock[(1)]	987,200	987,200	987,200	1,060,640
Total	**38,473,159**	**38,473,159**	**38,473,159**	**38,473,159**

1. Each issued Series B Convertible Preferred Stock is convertible into 20 shares of common stock. There remain 49,360 shares of Series B Convertible Preferred Stock outstanding as of March 31, 2022

Note: The Company does not have any options or warrants or other dilutive financial instruments

Experienced Leadership and Board



Nicholas Gerber

Chairman of the Board & CEO

Co-founded United States Commodity Funds, LLC and served as President and CEO, Jun. 2005 – Jun. 2015 and VP since Jun. 2015.

Co-founded Ameristock Corporation in Mar. 1995, a California-based investment adviser, Mar. 1995 – Jan. 2013.

Served as VP/CIO of Lyon's Gate Reinsurance Company, Ltd., Jun. 2003 – 2009.



David Neibert

Director, Secretary & COO

Previously served as CEO of the Company, Apr. 2007 – Jan. 2015, then CFO, Feb. 2015 – Oct. 2017, and COO, Nov. 2017 to present.

Has continuously served as President of Original Sprout; Director and officer of Gourmet Foods Ltd., Brigadier Security Systems, Marygold & Co (US and UK) since acquisition.

Previously served in various executive management positions while in the telecom industry 1992 – 2002.



Stuart Crumbaugh

Chief Financial Officer

CFO since 2017 and also CFO of USCF.

Previously CFO of Sikka Software Corporation, IP Infusion, Inc. and VP of Finance with Virage Logic, Inc.

Served in various roles at Solera Holdings, Inc., including CFO for the Americas and Global VP of Finance, where he was instrumental in preparing and guiding Solera through its IPO in 2007.

Board of Directors



Scott Schoenberger



Katie Rooney



Derek Mullins



Erin Grogan



Joya Delgado Harris



Matt Gonzalez



Kelly Anderson

Investment Highlights

- Uplist to NYSE American from OTC Markets
  March 10, 2022
- Completed upsized equity raise of $3.8 million, priced at $2.00, on March 14, 2022
- Cash position: Approximately $16 million;
  Essentially no debt
- 52-Week trading range: $0.97 - $7.11;
  90-day average trading volume: approximately 273,615 shares
- Soon-to-be-introduced mobile banking fintech app by Marygold & Co not included in present valuation



Thank You!

The Marygold Companies, Inc.
120 Calle Iglesia, Unit B
San Clemente, CA 92672

E: info@themarygoldcompanies.com